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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2003

Commission File No. 1-8726

RPC, INC.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	58-1550825 (I.R.S. Employer Identification Number)

2170 Piedmont Road, NE, Atlanta, Georgia 30324
(Address of principal executive offices) (zip code)

(404) 321-2140
Registrant's telephone number, including area code

Item 5. Other Events

        On April 3, 2003, registrant issued a press release entitled "RPC, Inc. Acquires Bronco Oilfield Services," that announces the acquisition of the assets of Bronco Oilfield Services Inc., a privately-held company, based in Corpus Christi, Texas, specializing in surface pressure control services and equipment.

Item 7. Financial Statements and Exhibits

        (c) Exhibits.

    Exhibit 20—Press release dated April 3, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPC, Inc.
Date: April 8, 2003	/s/ BEN M. PALMER Ben M. Palmer Vice President, Chief Financial Officer and Treasurer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES